Exhibit 99.1

Safe Harbor

Statements made in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered "forward-looking statements" under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the material adverse effect that the COVID-19 pandemic has had on our business; the impact of incurring significant debt in response to the pandemic; failure to comply with the financial and other covenants in our financing agreements; the possible effects of accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems on which we rely and of the data stored within them, as well as compliance with ever-evolving global privacy and security regulatory obligations; disruptions in our information technology infrastructure; our dependence on technology in our operations; our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to realize the full value of intangible or long-lived assets; labor issues; the effects of weather, natural disasters and seasonality on our business; changes in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC ("Monroe"), a wholly-owned subsidiary of Delta; failure or inability of insurance to cover a significant liability at Monroe's Trainer refinery; failure to comply with existing and future environmental regulations to which Monroe's refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; our ability to retain senior management and other key employees, and to maintain our company culture; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we undertake no obligation to update except to the extent required by law.

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Non-GAAP Financial Measures

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this update to the most directly comparable GAAP financial measures. Reconciliations may not calculate due to rounding.

Delta is not able to reconcile certain forward looking non-GAAP financial measures without unreasonable effort because the adjusting items such as those used in the reconciliations below will not be known until the end of the indicated future periods and could be significant.

Non-GAAP Financial Measures

Adjustments. These reconciliations include certain adjustments to GAAP measures, which are directly related to the impact of COVID-19 and our response. These adjustments are made to provide comparability between the reported periods, if applicable, as indicated below:

Restructuring charges. During 2020, we recorded restructuring charges for items such as fleet impairments and voluntary early retirement and separation programs following strategic business decision in response to the COVID-19 pandemic. During 2022, we recognized adjustments to certain of those restructuring charges, representing changes in our estimates. Restructuring charges in earlier periods include fleet and other charges, severance and related costs and other various items. Because of the variability in restructuring charges, adjusting for this item is helpful to investors to analyze our core operational performance

Loss on extinguishment of debt. This adjustment relates to early termination of a portion of our debt.

We also regularly adjust certain GAAP measures for the following items, if applicable, for the reasons indicated below:

MTM adjustments and settlements on hedges. Mark-to-market ("MTM") adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the applicable period.

Third-party refinery sales. Refinery sales to third parties, and related expenses, are not related to our airline segment. Excluding these sales therefore provides a more meaningful comparison of our airline operations to the rest of the airline industry.

Delta Private Jets adjustment. Because we combined Delta Private Jets with Wheels Up in January 2020, we have excluded the impact of Delta Private Jets from 2019 results for comparability.

MTM adjustments on investments. Unrealized gains/losses result from our equity investments that are accounted for at fair value in nonoperating expense. The gains/losses are driven by changes in stock prices, foreign currency fluctuations and other valuation techniques for investments in companies without publicly-traded shares. Adjusting for these gains/losses allows investors to better understand and analyze our core operational performance in the periods shown.

Aircraft fuel and related taxes. The volatility in fuel prices impacts the comparability of year-over-year financial performance. The adjustment for aircraft fuel and related taxes allows investors to better understand and analyze our non-fuel costs and year-over-year financial performance.

Profit sharing. We adjust for profit sharing because this adjustment allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

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Non-GAAP Financial Measures

Operating Income, adjusted

	Three Months Ended
				(Projected)
(in billions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Operating Income	$(0.8)	$1.5	$1.5	$	~1.5
Adjusted for:
Restructuring charges	(0.0)	(0.0)	0.0		~(0.1)
MTM adjustments and settlements on hedges	(0.0)	(0.1)	0.0		~0.0
Operating Income, adjusted	$(0.8)	$1.4	$1.5	$	~1.4

Operating Margin, adjusted

				Year Ended
	Year Ended	2010 - 2014	2015 - 2019	(Projected)
	December 31, 2009	Average	Average	December 31, 2022
Operating margin	(1.2)%	6.6%	15.4%	~7.3%
Adjusted for:
Restructuring charges	1.5	1.3	–	~(0.3)
MTM adjustments and settlements on hedges	–	1.0	(1.0)	~0.0
Third-party refinery sales	–	0.0	0.1	~0.7
Operating margin, adjusted	0.3%	9.0%	14.5%	~7.7%

	Three Months Ended						2Q22 vs	3Q22 vs	4Q22 vs
						(Projected)	2Q19	3Q19	4Q19
	June 30, 2019	September 30, 2019	December 31, 2019	June 30, 2022	September 30, 2022	December 31, 2022	change	change	change
Operating margin	17%	17%	12%	11%	10%	~12%
Adjusted for:
Restructuring charges	–	–	–	–	–	~(1)
MTM adjustments and settlements on hedges	0	(0)	(0)	(1)	0	~0
Third-party refinery sales	0	0	0	1	1	~1
Operating margin, adjusted	17%	16%	12%	12%	12%	11%	(6 pts)	(5 pts)	~(1.5 pts)

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Operating Income, adjusted (in billions) March 31, 2022 Three Months Ended June 30, 2022 September 30, 2022 (Projected) December 31, 2022 Operating Income Adjusted for: Restructuring charges $ (0.8) (0.0) $ 1.5 (0.0) $ 1.5 0.0 $ ~1.5 ~(0.1) MTM adjustments and settlements on hedges (0.0) (0.1) 0.0 ~0.0 Operating Income, adjusted $ (0.8) $ 1.4 $ 1.5 $ ~1.4 Operating Margin, adjusted Year Ended Year Ended 2010 - 2014 2015 - 2019 (Projected) December 31, 2009 Average Average December 31, 2022 Operating margin (1.2)% Adjusted for: Restructuring charges 1.5 6.6% 1.3 15.4% - ~7.3% ~(0.3) MTM adjustments and settlements on hedges - 1.0 (1.0) ~0.0 Third - party refinery sales - 0.0 0.1 ~0.7 Operating margin, adjusted 0.3% 9.0% 14.5% ~7.7% Three Months Ended (Projected) June 30, 2019 September 30, 2019 December 31, 2019 June 30, 2022 September 30, 2022 December 31, 2022 Adjusted for: Operating margin 17% 17% 12% 11% 10% ~12% Restructuring charges - - - - - ~(1) MTM adjustments and settlements on hedges 0 (0) (0) (1) 0 ~0 Third - party refinery sales 0 0 0 1 1 ~1 Operating margin, adjusted 17% 16% 12% 12% 12% ~11% (6 pts) (5 pts) ~(1.5 pts) 2Q22 vs 2Q19 change 3Q22 vs 3Q19 change 4Q22 vs 4Q19 change

Non-GAAP Financial Measures

Total Revenue, adjusted

	Year Ended December 31,
			(Projected)		2021 vs 2019%
(in billions)	2019	2021	2022		restored
Total revenue	$47.0	$29.9	$	~50.3 - 50.4
Adjusted for:
Third-party refinery sales	(0.1)	(3.2)		~(4.8)
Delta Private Jets adjustment	(0.2)	–		–
Total revenue, adjusted	$46.7	$26.7	$	~45.5 - 45.6	57%

	Three Months Ended
								(Projected)		1Q22 vs	2Q22 vs	3Q22 vs	4Q22 vs
(in billions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022		1Q19 % restored	2Q19 % restored	3Q19 % restored	4Q19 % restored
Total revenue	$10.5	$12.5	$12.6	$11.4	$9.3	$13.8	$14.0	$	~13.3
Adjusted for:
Third-party refinery sales	(0.0)	(0.0)	(0.0)	(0.0)	(1.2)	(1.5)	(1.1)		~(1.0)
Delta Private Jets adjustment	(0.0)	(0.0)	(0.0)	(0.1)	–	–	–		–
Total revenue, adjusted	$10.4	$12.4	$12.5	$11.4	$8.2	$12.3	$12.8	$	~12.3	79%	99%	103%	107 - 108%

Operating revenue, adjusted related to premium products and non-ticket revenue

	Year Ended
				(Projected)
(in billions)	December 31, 2014	December 31, 2018	December 31, 2019	December 31, 2022
Operating revenue	$40	$44	$47	$	~50
Adjusted for:
Third-party refinery sales	–	(1)	(0)		~(5)
Operating revenue, adjusted	40	44	47	$	~46
Less: main cabin revenue	23	21	22		~21
Operating revenue, adjusted related to premium products and non-ticket revenue	$18	$23	$25	$	~25
Percent of operating revenue, adjusted related to premium products and non-ticket revenue	44%	52%	53%		~55%

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(in billions) 2019 2021 2022 restored Total revenue Adjusted for: Third - party refinery sales $ 47.0 (0.1) $ 29.9 (3.2) $ ~50.3 - 50.4 ~(4.8) Delta Private Jets adjustment (0.2) - - Total revenue, adjusted $ 46.7 $ 26.7 $ ~45.5 - 45.6 57% (in billions) (0.0) (0.0) (0.0) (0.0) $ 12.4 (0.0) (0.0) $ 12.5 (0.0) (0.1) $ 11.4 (1.2) - $ 8.2 (1.5) - $ 12.3 (1.1) - $ 12.8 ~(1.0) - $ ~12.3 10.4 $ Three Months Ended (Projected) March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 $ 10.5 $ 12.5 $ 12.6 $ 11.4 $ 9.3 $ 13.8 $ 14.0 $ ~13.3 Total revenue Adjusted for: Third - party refinery sales Delta Private Jets adjustment 79% 99% 103% 107 - 108% 4Q22 vs 4Q19 % restored 3Q22 vs 3Q19 % restored 1Q22 vs 1Q19 % restored 2Q22 vs 2Q19 % restored 2021 vs 2019 % Year Ended December 31, (Projected) Total Revenue, adjusted Total revenue, adjusted Operating revenue, adjusted related to premium products and non - ticket revenue (in billions) December 31, 2014 December 31, 2018 December 31, 2019 40 $ Operating revenue Adjusted for: 44 $ 47 $ $ ~50 Third - party refinery sales - (1) (0) ~(5) Operating revenue, adjusted 40 44 47 $ ~46 Less: main cabin revenue 23 21 22 ~21 Operating revenue, adjusted related to premium products and non - ticket revenue $ 18 $ 23 $ 25 $ ~25 Percent of operating revenue, adjusted related to premium products and non - ticket revenue 44% 52% 53% ~55% Year Ended (Projected) December 31, 2022

Non-GAAP Financial Measures

Pre-Tax Income, Net Income, and Diluted Earnings per Share, adjusted

	Year Ended						Year Ended
	(Projected)						(Projected)
	December 31, 2022						December 31, 2022
	Pre-Tax		Income		Net		Earnings
(in billions, except per share data)	Income		Tax		Income		Per Diluted Share
GAAP	$	~1.9	$	~0.6	$	~1.3	$ ~2.12 - 2.17
Adjusted for:
Restructuring charges		~(0.1)
Loss on extinguishment of debt		~0.1
MTM adjustments and settlements on hedges		~(0.1)
MTM adjustments on investments		~0.8
Non-GAAP	$	~2.6	$	~0.6	$	~2.0	$ ~3.07 - 3.12

	Three Months Ended						Three Months Ended
	(Projected)						(Projected)
	December 31, 2022						December 31, 2022
	Pre-Tax		Income		Net		Earnings
(in billions, except per share data)	Income		Tax		Income		Per Diluted Share
GAAP	$	~1.2	$	~0.3	$	~0.9	$ ~1.35 - 1.40
Adjusted for:
Restructuring charges		~(0.1)
MTM adjustments on investments		~0.1
Non-GAAP	$	~1.2	$	~0.3	$	~0.9	$ ~1.35 - 1.40

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Pre - Tax Income, Net Income, and Diluted Earnings per Share, adjusted (in billions, except per share data) Pre - Tax Income Income Tax Net Income $ ~1.9 $ ~0.6 $ ~1.3 GAAP Adjusted for: Restructuring charges Loss on extinguishment of debt MTM adjustments and settlements on hedges MTM adjustments on investments $ ~2.12 - 2.17 ~(0.1) ~0.1 ~(0.1) ~0.8 Non - GAAP $ ~2.6 $ ~0.6 $ ~2.0 $ ~3.07 - 3.12 Pre - Tax (in billions, except per share data) Income Income Tax Net Income GAAP $ ~1.2 $ ~0.3 $ ~0.9 $ ~1.35 - 1.40 Adjusted for: Restructuring charges MTM adjustments on investments ~(0.1) ~0.1 Non - GAAP $ ~1.2 $ ~0.3 $ ~0.9 $ ~1.35 - 1.40 Three Months Ended (Projected) December 31, 2022 Year Ended (Projected) December 31, 2022 Earnings Per Diluted Share Year Ended (Projected) December 31, 2022 Earnings Per Diluted Share Three Months Ended (Projected) December 31, 2022

Non-GAAP Financial Measures

Average fuel price per gallon, adjusted

Three Months Ended
(Projected)
December 31, 2022
Average fuel price per gallon	$ ~3.24
Adjusted for:
MTM adjustments and settlements on hedges	~0.01
Average fuel price per gallon, adjusted	$ ~3.25

Non-Fuel Unit Cost or Cost per Available Seat Mile, adjusted ("CASM-Ex")

	Three Months Ended
								(Projected)	1Q22 vs	2Q22 vs	3Q22 vs	4Q22 vs
(in cents)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	1Q19 % change	2Q19 % change	3Q19 % change	4Q19% change
CASM	15.14	14.51	13.85	15.34	19.56	20.89	19.87	~19.70 - 19.80
Adjusted for:
Restructuring charges	–	–	–	–	0.01	–	–	~0.10
Third-party refinery sales	(0.08)	(0.06)	(0.01)	–	(2.29)	(2.57)	(1.80)	~(1.65)
Aircraft fuel and related taxes	(3.17)	(3.19)	(2.96)	(3.08)	(4.04)	(5.47)	(5.26)	~(4.70)
Profit Sharing	(0.35)	(0.72)	(0.68)	(0.59)	–	(0.09)	(0.38)	~(0.45)
Delta Private Jets adjustment	(0.05)	(0.06)	(0.05)	(0.07)	–	–	–	–
CASM-Ex	11.49	10.47	10.15	11.59	13.24	12.76	12.43	~13.00 - 13.10	15%	22%	22%	~12 - 13%

	Year Ended
		(Projected)	FY22 vs FY19%
(in cents)	December 31, 2019	December 31, 2022	change
CASM	14.67	~19.95 - 20.05
Adjusted for:
Restructuring charges	–	~0.05
Third-party refinery sales	(0.04)	~(2.05)
Aircraft fuel and related taxes	(3.10)	~(4.90)
Profit sharing	(0.60)	~(0.25)
Delta Private Jets adjustment	(0.06)	–
CASM-Ex	10.88	~12.80 - 12.90	~18.1%

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Average fuel price per gallon, adjusted Three Months Ended (Projected) December 31, 2022 Average fuel price per gallon $ ~3.24 Adjusted for: MTM adjustments and settlements on hedges ~0.01 Average fuel price per gallon, adjusted $ ~3.25 Three Months Ended (Projected) (in cents) March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 change change change change CASM 15.14 14.51 13.85 15.34 19.56 20.89 19.87 ~19.70 - 19.80 Adjusted for: Restructuring charges - - - - 0.01 - - ~0.10 Third - party refinery sales (0.08) (0.06) (0.01) - (2.29) (2.57) (1.80) ~(1.65) Aircraft fuel and related taxes (3.17) (3.19) (2.96) (3.08) (4.04) (5.47) (5.26) ~(4.70) Profit Sharing (0.35) (0.72) (0.68) (0.59) - (0.09) (0.38) ~(0.45) Delta Private Jets adjustment (0.05) (0.06) (0.05) (0.07) - - - - CASM - Ex 11.49 10.47 10.15 11.59 13.24 12.76 12.43 ~13.00 - 13.10 15% 22% 22% ~12 - 13% Year Ended (Projected) Non - Fuel Unit Cost or Cost per Available Seat Mile, adjusted ("CASM - Ex") FY22 vs FY19% (in cents) December 31, 2019 December 31, 2022 change CASM 14.67 ~19.95 - 20.05 Adjusted for: Restructuring charges - ~0.05 Third - party refinery sales (0.04) ~(2.05) Aircraft fuel and related taxes (3.10) ~(4.90) Profit sharing (0.60) ~(0.25) Delta Private Jets adjustment (0.06) - CASM - Ex 10.88 ~12.80 - 12.90 ~18.1% 3Q22 vs 3Q19% 4Q22 vs 4Q19% 1Q22 vs 1Q19% 2Q22 vs 2Q19%

Non-GAAP Financial Measures

After-tax Return on Invested Capital (“ROIC”). We present after-tax return on invested capital as management believes this metric is helpful to investors in assessing the company's ability to generate returns using its invested capital as a measure against the industry. Return on invested capital is tax-effected adjusted total pre-tax income divided by average adjusted invested capital. Average adjusted invested capital represents the sum of the adjusted book value of equity at the end of the last five quarters, adjusted for pension and fuel hedge impacts within other comprehensive income. Average adjusted gross debt is calculated using amounts as of the end of the last five quarters. All adjustments to calculate ROIC are intended to provide a more meaningful comparison of our results to the airline industry.

Year Ended
(Projected)
(in billions)	December 31, 2022
Pre-tax adjusted income	$	~4
Tax effect	$	~(1)
Tax-effected adjusted total pre-tax income	$	~3

Adjusted book value of equity	$	~12
Average adjusted gross debt		~31
Averaged adjusted invested capital	$	~43

After-tax Return on Invested Capital		~8%

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(in billions) Pre - tax adjusted income Tax effect Tax - effected adjusted total pre - tax income Year Ended (Projected) December 31, 2022 $ ~4 $ ~(1) $ ~3 Adjusted book value of equity Average adjusted gross debt $ ~12 ~31 Averaged adjusted invested capital $ ~43 After - tax Return on Invested Capital ~8%

Non-GAAP Financial Measures

Free Cash Flow. We present free cash flow because management believes this metric is helpful to investors to evaluate the company's ability to generate cash that is available for use for debt service or general corporate initiatives. Free cash flow is defined as net cash from operating activities and net cash from investing activities, adjusted for (i) net redemptions of short-term investments, (ii) strategic investments and related, (iii) net cash flows related to certain airport construction projects and other, and (iv) financed aircraft acquisitions. These adjustments are made for the following reasons:

Net redemptions of short-term investments. Net (redemptions) of short-term investments represent the net purchase and sale activity of investments and marketable securities in the period, including gains and losses. We adjust for this activity to provide investors a better understanding of the company's free cash flow generated by our operations.

Strategic investments and related. Cash flows related to our investments in and related transactions with other airlines are included in our GAAP investing activities. We adjust for this activity because it provides a more meaningful comparison to our airline industry peers.

Net cash flows related to certain airport construction projects and other. Cash flows related to certain airport construction projects are included in our GAAP operating activities and capital expenditures. We have adjusted for these items, which were primarily funded by cash restricted for airport construction, to provide investors a better understanding of the company's free cash flow and capital expenditures that are core to our operations in the periods shown.

Financed aircraft acquisitions. This adjustment reflects aircraft deliveries that are leased as capital expenditures. The adjustment is based on their original contractual purchase price or an estimate of the aircraft's fair value and provides a more meaningful view of our investing activities.

Year Ended
(Projected)
(in billions)		December 31, 2022
Net cash provided by operating activities:	$	~5.9
Net cash used in investing activities:		~(6.4)
Adjusted for:
Net redemptions of short-term investments		~(0.4)
Strategic investments and related		~0.7
Net cash flows related to certain airport construction projects and other		~0.5
Financed aircraft acquisitions		~(0.2)
Free cash flow	$	~0.1

42

(in billions) Net cash provided by operating activties: Net cash used in investing activties: Adjusted for: Net redemptions of short - term investments Strategic investments and related Net cash flows related to certain airport construction projects and other Financed aircraft acquisitions Free cash flow $ ~5.9 ~(6.4) ~(0.4) ~0.7 ~0.5 ~(0.2) $ ~0.1 Year Ended (Projected) December 31, 2022

Non-GAAP Financial Measures

Gross Capital Expenditures. We adjust capital expenditures for the following items to determine gross capital expenditures for the reasons described below:

Financed aircraft acquisitions. This adjusts capital expenditures to reflect aircraft deliveries that are leased as capital expenditures. The adjustment is based on their original contractual purchase price or an estimate of the aircraft's fair value and provides a more meaningful view of our investing activities.

Net cash flows related to certain airport construction projects. Cash flows related to certain airport construction projects are include in capital expenditures. We have adjusted for these items because management believes investors should be informed that a portion of these capital expenditures from airport construction projects are either funded with restricted cash specific to these projects or reimbursed by a third party.

Year Ended
(Projected)
(in billions)		December 31, 2022
Flight equipment, including advance payments	$	~4.4
Ground property and equipment, including technology		~1.8
Adjusted for:
Financed aircraft acquisitions		~0.2
Net cash flows related to certain airport construction projects		~(0.5)
Gross capital expenditures	$	~5.8

43

(in billions) December 31, 2022 $ ~4.4 ~1.8 Flight equipment, including advance payments Ground property and equipment, including technology Adjusted for: Financed aircraft acquisitions Net cash flows related to certain airport construction projects ~0.2 ~(0.5) Gross capital expenditures $ ~5.8 Year Ended (Projected)

Non-GAAP Financial Measures

Adjusted Debt to Earnings Before Interest, Taxes, Depreciation, Amortization and Rent (“EBITDAR”). We present adjusted debt to EBITDAR because management believes this metric is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes operating lease liabilities. We calculate EBITDAR by adding depreciation and amortization to GAAP operating income and adjusting for the fixed portion of operating lease expense.

(Projected)
(in billions)	December 31, 2022
Debt and finance lease obligations	$	~23
Plus: Operating lease liability		~8
Plus: Sale leaseback liability		~2
Adjusted Debt	$	~33

Year Ended
(Projected)
(in billions)	December 31, 2022
Operating income	$ ~4
Adjusted for:
Depreciation and amortization	~2
Fixed portion of operating lease expense	~1
EBITDAR	$ ~6

Adjusted Debt to EBITDAR	5x

44

(in billions) $ Debt and finance lease obligations Plus: Operating lease liability Plus: Sale leaseback liability ~23 ~8 ~2 Adjusted Debt $ ~33 (in billions) Operating income Adjusted for: Depreciation and amortization $ ~4 ~2 Fixed portion of operating lease expense ~1 EBITDAR $ ~6 Adjusted Debt to EBITDAR 5x Year Ended (Projected) December 31, 2022 December 31, 2022 (Projected)

Non-GAAP Financial Measures

Adjusted Net Debt.  Delta uses adjusted total debt, including aircraft rent, in addition to adjusted debt and finance leases, to present estimated financial obligations. Delta reduces adjusted total debt by cash, cash equivalents, short-term investments, resulting in adjusted net debt, to present the amount of assets needed to satisfy the debt. Management believes this metric is helpful to investors in assessing the company's overall debt profile.

(Projected)
(in billions)	December 31, 2022
Debt and finance lease obligations	$	~23
Plus: sale-leaseback financing liabilities		~2
Adjusted debt and finance lease obligations		~25
Plus: 7x last twelve months' aircraft rent		~4
Adjusted total debt	$	~29
Less: cash, cash equivalents and short-term investments		~(7)
Adjusted net debt	$	~22

45

(in billions) Debt and finance lease obligations Plus: sale - leaseback financing liabilities ~2 Adjusted debt and finance lease obligations ~25 Plus: 7x last twelve months' aircraft rent ~4 Adjusted total debt $ ~29 Less: cash, cash equivalents and short - term investments ~(7) Adjusted net debt $ ~22 (Projected) December 31, 2022 $ ~23